UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Stephen Tate, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	February 28, 2023

Date of reporting period:	March 1, 2022 – August 31, 2022

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam Investments

Putnam Floating Rate Income Fund

Semiannual report
8 | 31 | 22

Income funds invest in bonds and other securities with the goal of providing a steady stream of income over time.

FUND SYMBOL
CLASS A
PFLRX

Putnam
Floating Rate
Income Fund

Semiannual report
8 | 31 | 22

Message from the Trustees

October 6, 2022

Dear Fellow Shareholder:

Financial markets are reminding us that the journey to long-term returns often involves weathering periods of heightened volatility. This year, stocks and bonds have experienced declines, and U.S. gross domestic product decreased slightly in the first and second quarters. Consumers and businesses have grappled with multidecade-high inflation. In response, the U.S. Federal Reserve has been raising interest rates to contain price pressures, and certain economic indicators have begun to show improvement.

While this challenging environment may test investors’ patience, you can be confident that Putnam portfolio managers are actively working for you. They are assessing risks while researching new and attractive investment opportunities for your fund.

We also would like to announce changes to the Board of Trustees. In July 2022, we welcomed Jennifer Williams Murphy and Marie Pillai as new Trustees. Both have a wealth of investment advisory and executive management experience. We also want to thank our Trustees who retired from the Board on June 30, 2022: Paul Joskow served with us since 1997, and Ravi Akhoury joined the Board in 2009. We wish them well.

Thank you for investing with Putnam.

Putnam Floating Rate Income Fund focuses on a special class of bonds known as floating-rate bank loans. These are loans issued by banks to corporations. Interest rates on these loans “float” in that they periodically adjust to reflect changes in short-term rates. When rates rise, floating-rate loans pay a higher yield. With this feature, these loans can benefit from both rising interest rates and strong economic conditions — factors that pose risks to traditional bonds.

The fund’s managers each have more than 30 years of investment experience.

2 Floating Rate Income Fund

Most bank loans are senior-secured debt, meaning that lenders are generally paid before any unsecured debt holders in the event of a liquidation of a company’s assets due to bankruptcy.

Floating-rate loans are typically issued on behalf of companies that lack investment-grade credit ratings. Like high-yield corporate bonds, floating-rate loans are considered to have a greater chance of default and can be illiquid. The advantage for investors is the senior-secured status of the loans, which gives them a higher claim on the company’s assets.

Floating Rate Income Fund 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 2.25%; had they, returns would have been lower. See below and pages 9–11 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

Returns for periods of less than one year are not annualized.

Lipper peer group median is provided by Lipper, a Refinitiv company.

* Benchmark life-of-fund return reflects performance from 8/31/04 to the current period as data is only available from the month-end following the fund’s inception (8/4/04).

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 8/31/22. See above and pages 9–11 for additional fund performance information. Index descriptions can be found on pages 14–15.

All Bloomberg indices are provided by Bloomberg Index Services Limited.

4 Floating Rate Income Fund

Rob, how would you summarize the high-yield bank loan market during the six-month reporting period ended August 31, 2022?

The period began on a positive note. While other asset classes remained in negative territory after a challenging first quarter, loans registered a slight gain in April. A shift to a more restrictive interest-rate policy by the U.S. Federal Reserve sparked demand for floating-rate debt.

The market context changed markedly in May. Loans declined sharply amid mounting concerns about the ability of corporations and consumers to withstand rising inflation, higher interest rates, and tighter monetary policy. Against this backdrop, loan funds [mutual funds and exchange-traded funds] experienced their first outflows in 18 months.

The asset class fell further in June. Investors shifted their focus to risks of slowing economic growth and possible recession as the Fed announced plans for larger rate increases at upcoming policy meetings. Heavy withdrawals from loan funds continued. Concerns about growth also fueled a moderate dispersion across industry groups, with sectors such

Floating Rate Income Fund 5

Credit qualities are shown as a percentage of the fund’s net assets as of 8/31/22. A bond rated BBB or higher (A-3 or higher, for short-term debt) is considered investment grade. This chart reflects the highest security rating provided by one or more of Standard & Poor’s, Moody’s, and Fitch. Ratings and portfolio credit quality will vary over time.

Cash and net other assets, if any, represent the market value weights of cash, derivatives, and short-term securities in the portfolio. The fund itself has not been rated by an independent rating agency. Data in the chart reflect a new calculation methodology put into effect on 6/30/22.

This table shows the fund’s top 10 individual holdings and the percentage of the fund’s net assets that each represented as of 8/31/22. Short-term investments and derivatives, if any, are excluded. Holdings may vary over time.

6 Floating Rate Income Fund

as housing, consumer products, and telecommunications lagging.

Loans rallied sharply in July and continued to post gains in August. Expectations for a shallower Fed tightening cycle, better-than-expected corporate earnings growth, a decade low for supply, and steady demand from collateralized loan obligations [CLOs] boosted the market’s performance. [CLOs bundle corporate loans and sell slices of the debt to institutional investors.]

For the period as a whole, despite registering a negative return, loans handily outpaced high-yield corporate bonds and also topped investment-grade credit.

Within the fund’s benchmark during the period, consumer products, telecommunications, and health care were the biggest laggards, with each group declining by about 4%. Utilities [+2%] and energy [+1%] were the only gainers. From a credit-rating perspective, lower-quality loans were the poorest performers, reflecting investor risk aversion. Meanwhile, mid-tier and higher-quality credits outperformed the benchmark.

What factors had the biggest influence on the fund’s relative performance?

Security selection in broadcasting and consumer products hampered performance versus the benchmark, as did an overweight allocation in housing. Conversely, selection in technology notably contributed. Overall positioning in energy and underweight exposure to telecom also added value.

In terms of individual holdings, greater-than-benchmark positions in hospital-based physician group Envision Healthcare and Journey Personal Care, a provider of personal care products, worked against relative performance. An out-of-benchmark investment in hospital operator Quorum Health also detracted. We sold our position in Quorum before period-end.

On the plus side, avoiding several underperforming index components aided performance versus the benchmark. These included Bright Bidco, a designer of semiconductor devices for light-emitting diodes [LEDs]; MLN US Holdco, a maker of communications equipment; and Avaya, which specializes in cloud-based workplace collaboration solutions.

What is the team’s outlook for the bank loan market over the coming months?

We have a moderately positive outlook for the loan market. However, in light of tightening monetary policy, the ongoing war in Ukraine, and lingering supply chain disruptions due in part to Covid-19, we anticipate continued bouts of volatility.

As of period-end, we were continuing our efforts to assess the impact of these and other factors on the companies in our investment universe. In our view, the majority of loan issuers have sufficient capital to absorb the pressure that higher interest rates place on free cash flow.

Loan issuers are emphasizing that major supply chain glitches and inflationary costs are leading to higher working-capital investments. Companies are also grappling with when to pass these increased costs along to customers. Following record loan issuance in 2021, we believe companies generally have sufficient liquidity to fund these working-capital investments.

Including distressed exchanges, the U.S. leveraged loan default rate ended the period at 1.36%, still well below the long-term average of about 3%. Based on year-to-date corporate financial reports, along with a manageable amount of debt maturities over the next two to three years, we do not anticipate a spike in

Floating Rate Income Fund 7

defaults. Rather, we expect a gradual increase toward the long-term average.

From a supply/demand standpoint, year-to-date net new loan issuance [net of issuance for refinancing purposes] was down 45% from the same period last year. Loan funds reported year-to-date inflows totaling $8.8 billion. Institutional demand from CLOs remained steady, albeit below last year’s levels.

How was the portfolio positioned as of August 31, 2022?

During the six-month reporting period, the fund remained well diversified across issuers and industries, with no single industry accounting for more than 20% of the fund. The fund’s largest industry exposure was technology, which was held at a roughly equal weight to the benchmark.

Our credit analysts are sector specialists and cover the full ratings spectrum, from investment-grade to lower-quality, more-speculative issuers. As of August 31, the corporate ratings distribution for the portfolio was 5.2% BBB, 35.5% BB, 49.5% B, and 1.7% CCC and below.

We continue to actively diversify the fund through security selection. At the same time, we remain cognizant of the lower liquidity profile of loans relative to corporate bonds. We manage portfolio liquidity by appropriately sizing positions and by maintaining a modest cash allocation. As of period-end, the fund’s cash position was about 8%.

Thanks for your time and for bringing us up to date, Rob.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

8 Floating Rate Income Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended August 31, 2022, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, R6, and Y shares are not available to all investors. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

Annualized fund performance Total return for periods ended 8/31/22

	Life of fund	10 years	5 years	3 years	1 year	6 months
Class A (8/4/04)
Before sales charge	3.13%	2.74%	1.98%	1.07%	–1.41%	–1.89%
After sales charge	3.00	2.50	1.52	0.31	–3.63	–4.10
Class B (9/7/04)
Before CDSC	2.90	2.56	1.78	0.91	–1.61	–1.87
After CDSC	2.90	2.56	1.78	0.91	–2.56	–2.83
Class C (9/7/04)
Before CDSC	2.78	2.12	1.19	0.31	–2.15	–2.27
After CDSC	2.78	2.12	1.19	0.31	–3.10	–3.23
Class R (9/7/04)
Net asset value	2.87	2.49	1.72	0.82	–1.66	–1.90
Class R6 (5/22/18)
Net asset value	3.39	3.04	2.30	1.41	–1.09	–1.61
Class Y (10/4/05)
Net asset value	3.37	3.01	2.24	1.33	–1.15	–1.76

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A shares reflect the deduction of the maximum 2.25% sales charge levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which, for class B shares, is 1% in the first year, declining to 0.5% in the second year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R6, and Y shares have no initial sales charge or CDSC. Performance for class B, C, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R6 shares; had it, returns would have been higher.

Returns for periods of less than one year are not annualized.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B and C share performance reflects conversion to class A shares after eight years.

Floating Rate Income Fund 9

Comparative annualized index returns For periods ended 8/31/22

	Life of fund	10 years	5 years	3 years	1 year	6 months
Morningstar LSTA US
Leveraged Loan Index*	4.46%	3.89%	3.53%	3.16%	0.37%	–0.86%
Lipper Loan Participation
Funds category median†	3.47	2.94	2.34	1.68	–1.40	–1.86

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

Returns for periods of less than one year are not annualized.

Lipper peer group median is provided by Lipper, a Refinitiv company.

* Benchmark life-of-fund return reflects performance from 8/31/04 to the current period as data is only available from the month-end following the fund’s inception (8/4/04).

† Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 8/31/22, there were 240, 236, 227, 210, 140, and 26 funds, respectively, in this Lipper category.

Fund price and distribution information For the six-month period ended 8/31/22

Distributions	Class A		Class B	Class C	Class R	Class R6	Class Y
Number	6		6	6	6	6	6
Income	$0.154106		$0.146065	$0.124128	$0.144082	$0.166629	$0.164205
Capital gains	—		—	—	—	—	—
Total	$0.154106		$0.146065	$0.124128	$0.144082	$0.166629	$0.164205
	Before	After	Net	Net	Net	Net	Net
	sales	sales	asset	asset	asset	asset	asset
Share value	charge	charge	value	value	value	value	value
2/28/22	$8.18	$8.37	$8.17	$8.17	$8.17	$8.18	$8.19
8/31/22	7.87	8.05	7.87	7.86	7.87	7.88	7.88
	Before	After	Net	Net	Net	Net	Net
Current rate	sales	sales	asset	asset	asset	asset	asset
(end of period)	charge	charge	value	value	value	value	value
Current dividend rate[1]	4.86%	4.75%	4.66%	4.13%	4.61%	5.16%	5.10%
Current 30-day
SEC yield[2]	N/A	5.02	4.93	4.38	4.89	5.47	5.39

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (2.25% for class A shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

2 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

10 Floating Rate Income Fund

Annualized fund performance as of most recent calendar quarter
Total return for periods ended 9/30/22

	Life of fund	10 years	5 years	3 years	1 year	6 months
Class A (8/4/04)
Before sales charge	2.98%	2.39%	1.41%	0.15%	–4.27%	–4.09%
After sales charge	2.85	2.16	0.95	–0.61	–6.43	–6.25
Class B (9/7/04)
Before CDSC	2.76	2.23	1.18	–0.06	–4.48	–4.19
After CDSC	2.76	2.23	1.18	–0.06	–5.40	–5.13
Class C (9/7/04)
Before CDSC	2.63	1.77	0.62	–0.61	–5.00	–4.46
After CDSC	2.63	1.77	0.62	–0.61	–5.92	–5.40
Class R (9/7/04)
Net asset value	2.71	2.12	1.13	–0.15	–4.52	–4.33
Class R6 (5/22/18)
Net asset value	3.24	2.67	1.71	0.44	–3.97	–4.05
Class Y (10/4/05)
Net asset value	3.22	2.64	1.64	0.36	–4.03	–4.08

See the discussion following the fund performance table on page 9 for information about the calculation of fund performance.

Returns for periods of less than one year are not annualized.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class R	Class R6	Class Y
Total annual operating expenses for the
fiscal year ended 2/28/22	1.00%	1.20%	1.75%	1.25%	0.68%	0.75%
Annualized expense ratio for the
six-month period ended 8/31/22*	1.01%	1.21%	1.76%	1.26%	0.69%	0.76%

Fiscal year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Includes one-time annualized proxy cost of 0.01%.

Floating Rate Income Fund 11

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 3/1/22 to 8/31/22. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class R	Class R6	Class Y
Expenses paid per $1,000*†	$5.04	$6.04	$8.77	$6.29	$3.45	$3.80
Ending value (after expenses)	$981.10	$981.30	$977.30	$981.00	$983.90	$982.40

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 8/31/22. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period (184); and then dividing that result by the number of days in the year (365).

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 8/31/22, use the following calculation method. To find the value of your investment on 3/1/22, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class R	Class R6	Class Y
Expenses paid per $1,000*†	$5.14	$6.16	$8.94	$6.41	$3.52	$3.87
Ending value (after expenses)	$1,020.11	$1,019.11	$1,016.33	$1,018.85	$1,021.73	$1,021.37

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 8/31/22. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period (184); and then dividing that result by the number of days in the year (365).

12 Floating Rate Income Fund

Consider these risks before investing

The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political, or financial market conditions; investor sentiment and market perceptions; government actions; geopolitical events or changes; and factors related to a specific issuer, geography, industry, or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings.

Lower-rated bonds may offer higher yields in return for more risk. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds. Unlike bonds, funds that invest in bonds have fees and expenses. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Floating-rate loans may reduce, but not eliminate, interest-rate risk. These loans are typically secured by specific collateral or assets of the issuer (so that holders of the loan, such as the fund, have a priority claim on those assets in the event of the issuer’s default or bankruptcy). The value of collateral may be insufficient to meet the issuer’s obligations, and the fund’s access to collateral may be limited by bankruptcy or other insolvency laws.

Our investment techniques, analyses, and judgments may not produce the outcome we intend. The investments we select for the fund may not perform as well as other securities that we do not select for the fund. We, or the fund’s other service providers, may experience disruptions or operating errors that could have a negative effect on the fund. You can lose money by investing in the fund.

Floating Rate Income Fund 13

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions. They are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 2.25% maximum sales charge for class A shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 1% maximum during the first year to 0.5% during the second year. After the second year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class R shares are not subject to an initial sales charge or CDSC and are only available to employer-sponsored retirement plans.

Class R6 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to employer-sponsored retirement plans, corporate and institutional clients, and clients in other approved programs.

Class Y shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Bloomberg U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed income securities.

ICE BofA (Intercontinental Exchange Bank of America) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Morningstar® LSTA® US Leveraged Loan Index is an unmanaged index of U.S. leveraged loans.

S&P 500® Index is an unmanaged index of common stock performance.

14 Floating Rate Income Fund

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

BLOOMBERG®  is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg’s licensors approve or endorse this material, or guarantee the accuracy or completeness of any information herein, or make any warranty, express or implied, as to the results to be obtained therefrom, and to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

ICE Data Indices, LLC (“ICE BofA”), used with permission. ICE BofA permits use of the ICE BofA indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofA indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Lipper, a Refinitiv company, is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category medians reflect performance trends for funds within a category.

Floating Rate Income Fund 15

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single notice of internet availability, or a single printed copy, of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2022, are available in the Individual Investors section of putnam.com and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Prior to its use of Form N-PORT, the fund filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of August 31, 2022, Putnam employees had approximately $463,000,000 and the Trustees had approximately $63,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Liquidity risk management program

Putnam, as the administrator of the fund’s liquidity risk management program (appointed by the Board of Trustees), presented the most recent annual report on the program to the Trustees in April 2022. The report covered the structure of the program, including the program documents and related policies and procedures adopted to comply with Rule 22e-4 under the Investment Company Act of 1940, and reviewed the operation of the program from January 2021 through December 2021. The report included a description of the annual liquidity assessment of the fund that Putnam performed in November 2021. The report noted that there were no material compliance exceptions identified under Rule 22e-4 during the period. The report included a review of the governance of the program and the methodology for classification of the fund’s investments. The report also included a discussion of liquidity monitoring during the period, including during the market liquidity challenges caused by the Covid-19 pandemic, and the impact those challenges had on the liquidity of the fund’s investments. Putnam concluded that the program has been operating effectively and adequately to ensure compliance with Rule 22e-4.

16 Floating Rate Income Fund

Trustee approval of management contract

General conclusions

The Board of Trustees of The Putnam Funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”). The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of The Putnam Funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel considered any possible changes to the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and, as applicable, identified those changes to Putnam Management. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2022, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for The Putnam Funds and the Independent Trustees.

In May 2022, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At the Trustees’ June 2022 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its recommendations. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management contract and the approval of your fund’s amended and restated sub-management contract, effective July 1, 2022. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not attempted to evaluate PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, the costs incurred by Putnam Management in providing services to the fund and the application of certain reductions and waivers noted below; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of any economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example,

Floating Rate Income Fund 17

with certain exceptions primarily involving newer or repositioned funds, the current fee arrangements under the vast majority of the funds’ management contracts were first implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with reduced fee levels as assets under management in the Putnam family of funds increase. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to fund shareholders. (Two funds have implemented so-called “all-in” management fees covering substantially all routine fund operating costs.) The Trustees considered that the proposed amended and restated sub-management contract would lower the sub-management fees paid by Putnam Management to PIL.

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment strategy, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not indicate that changes to the management fee schedule for your fund would be appropriate at this time.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. The Trustees and Putnam Management and the funds’ investor servicing agent, Putnam Investor Services, Inc. (“PSERV”), have implemented expense limitations that were in effect during your fund’s fiscal year ending in 2021. These expense limitations were: (i) a contractual expense limitation applicable to specified open-end funds, including your fund, of 25 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to specified open-end funds, including your fund, of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, distribution fees, investor servicing fees, investment-related expenses, interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses). These expense limitations attempt to maintain competitive expense levels for the funds. Most funds, including your fund, had sufficiently low expenses that these expense limitations were not operative during their fiscal years ending in 2021. PSERV has agreed to maintain the first expense limitation until at least August 31, 2023 and Putnam Management has agreed to maintain the second expense limitation until at least June 30, 2023. Putnam Management and PSERV’s commitment to these expense limitation arrangements, which were intended to support an effort to have fund expenses meet competitive standards, was an important factor in the Trustees’ decision to approve the continuance of your fund’s management contract and to approve your fund’s amended and restated sub-management contract.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Broadridge Financial Solutions, Inc. (“Broadridge”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fees), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the first quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the fourth quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2021. The first quintile represents the least expensive funds and the fifth quintile the most expensive funds. The fee and expense data reported by Broadridge as of December 31, 2021 reflected the most recent fiscal year-end data available in Broadridge’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the

18 Floating Rate Income Fund

investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of the revenues, expenses and profitability of Putnam Management and its affiliates, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place for the Putnam funds, including the fee schedule for your fund, represented reasonable compensation for the services being provided and represented an appropriate sharing between fund shareholders and Putnam Management of any economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees in connection with their annual contract review for the Putnam funds included information regarding services provided and fees charged by Putnam Management and its affiliates to other clients, including collective investment trusts offered in the defined contribution and defined benefit retirement plan markets, sub-advised mutual funds, private funds sponsored by affiliates of Putnam Management, model-only separately managed accounts and Putnam Management’s exchange-traded funds. This information included, in cases where a product’s investment strategy corresponds with a fund’s strategy, comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these clients as compared to the services provided to the Putnam funds. The Trustees observed that the differences in fee rates between these clients and the Putnam funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect, among other things, historical competitive forces operating in separate marketplaces. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for other clients, and the Trustees also considered the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its other clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of Putnam Management’s investment process and performance by the work of the investment oversight committees of the Trustees and the full Board of Trustees, which meet on a regular basis with individual portfolio managers and with senior management of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that, in the aggregate, the Putnam funds’ performance was generally solid in 2021 against a backdrop of strong U.S. economic and financial market growth. The Trustees considered Putnam Management’s observation that, despite an environment of generally strong growth, there had been various headwinds experienced in 2021. For the one-year period ended December 31, 2021, the Trustees noted that the Putnam funds, on an asset-weighted basis, ranked in the 52nd percentile of their peers as determined by Lipper Inc. (“Lipper”) and, on an asset-weighted-basis, delivered a gross return that trailed their benchmarks by 0.1%. Over the longer-term, the Committee noted that, on an asset-weighted basis, the Putnam funds delivered strong aggregate performance relative to their Lipper peers over the three-, five- and ten-year periods ended December 31, 2021, ranking in the 31st, 29th and 21st percentiles, respectively, and that the funds, in the aggregate, outperformed their benchmarks on a gross basis for each of those periods.

In addition to the performance of the individual Putnam funds, the Trustees considered, as they had in prior years, the performance of The Putnam Fund complex versus competitor fund complexes.

Floating Rate Income Fund 19

In particular, the Trustees considered The Putnam Fund complex’s performance as reported in the Barron’s/Lipper Fund Families survey (the “Survey”), which ranks mutual fund companies based on their performance across a variety of asset types. The Trustees noted that The Putnam Fund complex continued to rank highly in the Survey, especially over the longer-term, with The Putnam Funds ranking as the 6th best performing mutual fund complex out of 45 complexes for the ten-year period and 13th out of 49 complexes for the five-year period. The Trustees noted that 2021 marked the fifth consecutive year that The Putnam Funds have ranked in the top ten fund complexes for the ten-year period. The Trustees also considered that The Putnam Fund complex’s Survey performance over the one-year period was solid, with The Putnam Funds ranking 27th out of 51 complexes. In addition to the Survey, the Trustees also considered the Putnam funds’ ratings assigned by Morningstar Inc., noting that 25 of the funds were four- or five-star rated at the end of 2021 (representing a decrease of one fund year-over-year) and that this included nine funds that had achieved a five-star rating (representing an increase of two funds year-over-year). They also noted, however, the disappointing investment performance of some Putnam funds for periods ended December 31, 2021 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor closely the performance of those funds and evaluate whether additional actions to address areas of underperformance may be warranted.

For purposes of the Trustees’ evaluation of the Putnam funds’ investment performance, the Trustees generally focus on a competitive industry ranking of each fund’s total net return over a one-year, three-year and five-year period. For a number of Putnam funds with relatively unique investment mandates for which Putnam Management informed the Trustees that meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on their total gross and net returns and comparisons of those returns to the returns of selected investment benchmarks. In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper peer group (Lipper Loan Participation Funds) for the one-year, three-year and five-year periods ended December 31, 2021 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	4th
Three-year period	3rd
Five-year period	3rd

Over the one-year, three-year and five-year periods ended December 31, 2021, there were 241, 223 and 205 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees expressed concern about your fund’s fourth quartile performance over the one-year period ended December 31, 2021 and considered the circumstances that may have contributed to this disappointing performance. The Trustees considered Putnam Management’s observation that the fund’s underperformance over the one-year period was driven by the fund’s lower-risk approach as compared to its peers. The Trustees noted Putnam Management’s observation that this approach had benefitted the fund in early 2020 at the start of the COVID-19 pandemic but that the subsequent strong policy response aimed at certain areas of the fixed income markets resulted in the meaningful outperformance of corporate credit, leading to the fund’s significant peer-relative underperformance in 2021.

The Trustees noted that Putnam Management was considering whether to broaden the fund’s range of risks going forward. The Trustees also considered that a portfolio manager who retired in March 2022 had been replaced by another portfolio manager. The Trustees noted that Putnam Management remained confident in the fund’s portfolio managers. The Trustees also considered Putnam Management’s continued efforts to support fund performance through certain initiatives, including structuring compensation for portfolio managers to enhance accountability for fund performance, emphasizing accountability in the portfolio management process and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management had made selective hires and internal promotions in 2021 to strengthen its investment team.

20 Floating Rate Income Fund

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance concerns that may arise from time to time. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. The Trustees also considered that Putnam Management has made changes in light of subpar investment performance when warranted. Based on Putnam Management’s willingness to take appropriate measures to address fund performance issues, the Trustees concluded that it continued to be advisable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of engaging a new investment adviser for an underperforming fund, with all the attendant risks and disruptions, would not likely provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used predominantly to acquire brokerage and research services (including third-party research and market data) that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee. In addition, with the assistance of their Brokerage Committee, the Trustees indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with PSERV and its distributor’s contract and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are fair and reasonable in relation to the nature and quality of such services, the fees paid by competitive funds and the costs incurred by PSERV and PRM, as applicable, in providing such services. Furthermore, the Trustees were of the view that the investor services provided by PSERV were required for the operation of the funds, and that they were of a quality at least equal to those provided by other providers.

Floating Rate Income Fund 21

Financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal period.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

22 Floating Rate Income Fund

The fund’s portfolio 8/31/22 (Unaudited)

SENIOR LOANS (82.9%)*c	Principal amount	Value
Advertising and marketing services (1.1%)
Clear Channel Outdoor Holdings, Inc. bank term loan FRN Ser. B, (ICE LIBOR USD 3 Month + 3.50%), 6.305%, 8/21/26	$2,385,037	$2,203,846
Terrier Media Buyer, Inc. bank term loan FRN (ICE LIBOR USD 3 Month + 3.50%), 6.024%, 12/17/26	2,667,981	2,584,607
		4,788,453
Aerospace and defense (0.2%)
Epicor Software Corp. bank term loan FRN (ICE LIBOR USD 3 Month + 7.75%), 10.274%, 7/30/28	855,000	850,366
		850,366
Automotive (0.4%)
Rough Country, LLC bank term loan FRN (ICE LIBOR USD 1 Month + 3.50%), 5.75%, 7/29/28	1,975,000	1,875,263
		1,875,263
Basic materials (7.8%)
Avient Corp. bank term loan FRN Ser. B, (CME Term SOFR 1 Month + 3.25%), 5.577%, 7/27/29	750,000	746,250
Core & Main LP bank term loan FRN Ser. B, (ICE LIBOR USD 3 Month + 2.50%), 4.864%, 6/10/28	1,483,759	1,445,271
CP Atlas Buyer, Inc. bank term loan FRN Ser. B1, (ICE LIBOR USD 3 Month + 3.75%), 6.274%, 11/23/27	2,120,408	1,959,384
Diamond BC BV bank term loan FRN Ser. B, (ICE LIBOR USD 3 Month + 2.75%), 5.555%, 9/14/28	1,990,000	1,914,539
GEON Performance Solutions, LLC bank term loan FRN Ser. B, (ICE LIBOR USD 3 Month + 4.50%), 7.024%, 8/20/28	992,500	975,131
Herens US Holdco Corp. bank term loan FRN Ser. B, (ICE LIBOR USD 3 Month + 4.00%), 6.25%, 4/30/28	3,152,034	2,897,255
Klockner-Pentaplast of America, Inc. bank term loan FRN (ICE LIBOR USD 3 Month + 4.75%), 8.316%, 2/4/26	1,500,856	1,374,529
LSF11 A5 HoldCo, LLC bank term loan FRN Ser. B, (ICE LIBOR USD 3 Month + 3.61%), 5.77%, 9/30/28	23,940	23,379
Messer Industries USA, Inc. bank term loan FRN Ser. B, (ICE LIBOR USD 3 Month + 2.50%), 4.76%, 10/1/25	2,468,708	2,418,717
Olympus Water US Holding Corp. bank term loan FRN Ser. B, (ICE LIBOR USD 3 Month + 3.75%), 6.063%, 9/21/28	1,486,253	1,427,502
PMHC II, Inc. bank term loan FRN (CME TERM SOFR 3 Month + 4.25%), 6.977%, 2/2/29	1,500,000	1,339,590
Pregis TopCo, LLC bank term loan FRN (ICE LIBOR USD 3 Month + 4.00%), 6.805%, 8/1/26	1,488,750	1,440,366
Quikrete Holdings, Inc. bank term loan FRN Ser. B, (ICE LIBOR USD 3 Month + 3.00%), 5.524%, 6/11/28	997,500	963,366
Quikrete Holdings, Inc. bank term loan FRN Ser. B, (ICE LIBOR USD 3 Month + 2.63%), 5.149%, 2/1/27	1,528,051	1,469,084
SCIH Salt Holdings, Inc. bank term loan FRN Ser. B, (ICE LIBOR USD 3 Month + 4.00%), 6.806%, 3/16/27	2,145,961	2,058,513
Smyrna Ready Mix Concrete, LLC bank term loan FRN Ser. B, (ICE LIBOR USD 3 Month + 4.25%), 6.805%, 3/24/29	1,000,000	972,500
Starfruit US Holdco, LLC bank term loan FRN Ser. B, (ICE LIBOR USD 3 Month + 3.00%), 5.00%, 10/1/25	1,145,029	1,114,400
Sylvamo Corp. bank term loan FRN (ICE LIBOR USD 3 Month + 4.50%), 7.024%, 8/20/28	1,083,333	1,048,125

Floating Rate Income Fund 23

SENIOR LOANS (82.9%)*c cont.	Principal amount	Value
Basic materials cont.
TAMKO Building Products, Inc. bank term loan FRN Ser. B, (ICE LIBOR USD 3 Month + 3.00%), 5.50%, 5/3/26	$3,044,245	$2,926,281
Tronox Finance, LLC bank term loan FRN Ser. B, (CME Term SOFR 3 Month Plus CSA + 3.25%), 5.304%, 3/3/29	997,500	973,390
W.R. Grace Holdings, LLC bank term loan FRN Ser. B, (ICE LIBOR USD 1 Month + 3.75%), 6.063%, 9/22/28	1,000,000	979,170
Watlow Electric Manufacturing, Co. bank term loan FRN (ICE LIBOR USD 3 Month + 3.75%), 6.274%, 3/2/28	2,478,650	2,425,359
		32,892,101
Broadcasting (1.7%)
Banijay Group US Holding, Inc. bank term loan FRN Ser. B, (ICE LIBOR USD 3 Month + 3.75%), 6.112%, 3/4/25	1,570,326	1,550,210
Diamond Sports Group, LLC bank term loan FRN (ICE LIBOR USD 3 Month + 3.25%), 5.637%, 8/24/26	1,436,702	260,661
Entercom Media Corp. bank term loan FRN Ser. B1, (ICE LIBOR USD 3 Month + 2.50%), 4.993%, 11/17/24	2,475,716	2,154,641
iHeartCommunications, Inc. bank term loan FRN Ser. B, (ICE LIBOR USD 3 Month + 3.00%), 5.524%, 5/1/26	1,472,582	1,421,306
Univision Communications, Inc. bank term loan FRN (ICE LIBOR USD 3 Month + 3.25%), 5.274%, 3/24/26	1,591,457	1,552,244
		6,939,062
Building materials (4.7%)
AppleCaramel Buyer, LLC bank term loan FRN (CME Term SOFR 3 Month Plus CSA + 0.00%), 6.205%, 10/19/27	2,362,579	2,278,282
Chariot Buyer, LLC bank term loan FRN (ICE LIBOR USD 1 Month + 3.50%), 6.024%, 10/22/28	2,985,000	2,835,750
Cornerstone Building Brands, Inc. bank term loan FRN (ICE LIBOR USD 3 Month + 3.25%), 5.641%, 4/12/28	2,902,754	2,592,160
CPG International, LLC bank term loan FRN Ser. B, (CME Term SOFR 1 Month + 2.50%), 4.092%, 4/28/29	2,500,000	2,425,000
LBM Acquisition, LLC bank term loan FRN Ser. B, (ICE LIBOR USD 3 Month + 3.75%), 7.121%, 12/17/27	2,802,093	2,550,605
MI Windows And Doors, Inc. bank term loan FRN Ser. B, (US SOFR Compounded Index + 3.60%), 6.055%, 12/18/27	1,994,987	1,957,083
Park River Holdings, Inc. bank term loan FRN (ICE LIBOR USD 3 Month + 3.25%), 5.527%, 12/28/27	987,494	894,916
Robertshaw Holdings Corp. bank term loan FRN (ICE LIBOR USD 3 Month + 8.00%), 10.563%, 2/28/26	1,427,000	856,200
SRS Distribution, Inc. bank term loan FRN Ser. B, (ICE LIBOR USD 3 Month + 3.50%), 6.306%, 5/20/28	1,989,950	1,920,302
Werner Finco LP bank term loan FRN Ser. B, (ICE LIBOR USD 3 Month + 4.00%), 6.524%, 7/24/24	1,600,126	1,476,116
		19,786,414
Capital goods (9.3%)
Adient US, LLC bank term loan FRN Ser. B, (ICE LIBOR USD 3 Month + 3.25%), 5.774%, 4/1/28	2,610,256	2,553,170
American Trailer World Corp. bank term loan FRN (US SOFR Compounded Index + 3.50%), 6.305%, 3/3/28	1,984,975	1,848,012
BWAY Corp. bank term loan FRN Ser. B, (ICE LIBOR USD 3 Month + 3.25%), 5.623%, 4/3/24	2,038,539	1,992,305
Clarios Global LP bank term loan FRN Ser. B, (ICE LIBOR USD 3 Month + 3.25%), 5.774%, 4/30/26	2,579,175	2,506,959

24 Floating Rate Income Fund

SENIOR LOANS (82.9%)*c cont.	Principal amount	Value
Capital goods cont.
Filtration Group Corp. bank term loan FRN (ICE LIBOR USD 1 Month + 3.50%), 6.024%, 10/19/28	$2,488,731	$2,419,047
Filtration Group Corp. bank term loan FRN Ser. B, (ICE LIBOR USD 3 Month + 3.00%), 5.524%, 3/27/25	1,397,551	1,372,004
Graham Packaging Co., Inc. bank term loan FRN (ICE LIBOR USD 3 Month + 3.00%), 5.524%, 8/4/27	1,644,606	1,603,491
Granite US Holdings Corp. bank term loan FRN (ICE LIBOR USD 3 Month + 4.00%), 6.313%, 9/30/26	1,419,437	1,380,402
Harsco Corp. bank term loan FRN Ser. B, (ICE LIBOR USD 3 Month + 2.25%), 4.75%, 3/5/28	1,980,000	1,857,893
Madison IAQ, LLC bank term loan FRN (ICE LIBOR USD 3 Month + 3.25%), 4.524%, 6/15/28	2,970,000	2,861,090
MajorDrive Holdings IV, LLC bank term loan FRN (ICE LIBOR USD 3 Month + 4.00%), 5.625%, 6/1/28	2,633,400	2,513,580
OT Merger Corp. bank term loan FRN (ICE LIBOR USD 1 Month + 4.00%), 6.524%, 10/7/28	990,599	922,674
Patriot Container Corp. bank term loan FRN Ser. B, (ICE LIBOR USD 3 Month + 3.75%), 6.274%, 3/20/25	487,277	419,059
Pro Mach Group, Inc. bank term loan FRN Ser. B, (ICE LIBOR USD 3 Month + 4.00%), 6.524%, 8/13/28	2,985,838	2,916,179
Reynolds Group Holdings, Inc. bank term loan FRN Ser. B, (ICE LIBOR USD 3 Month + 3.50%), 6.024%, 9/20/28	496,250	482,072
Staples, Inc. bank term loan FRN (ICE LIBOR USD 3 Month + 5.00%), 7.782%, 4/9/26	1,006,792	884,356
Titan Acquisition, Ltd. (United Kingdom) bank term loan FRN Ser. B, (ICE LIBOR USD 3 Month + 3.00%), 5.877%, 3/28/25	2,522,613	2,393,682
TK Elevator US Newco, Inc. bank term loan FRN (ICE LIBOR USD 3 Month + 3.50%), 6.871%, 7/31/27	3,159,130	3,062,397
TransDigm, Inc. bank term loan FRN Ser. E, (ICE LIBOR USD 3 Month + 2.25%), 4.774%, 5/30/25	1,560,341	1,521,489
TransDigm, Inc. bank term loan FRN Ser. F, (ICE LIBOR USD 3 Month + 2.25%), 4.774%, 12/9/25	468,309	455,492
Vertiv Group Corp. bank term loan FRN Ser. B, (ICE LIBOR USD 3 Month + 2.75%), 5.112%, 3/2/27	3,205,743	3,084,181
		39,049,534
Commercial and consumer services (3.1%)
Allied Universal Holdco, LLC bank term loan FRN Ser. B, (ICE LIBOR USD 3 Month + 3.75%), 6.274%, 5/5/28	1,989,987	1,895,722
API Group DE, Inc. bank term loan FRN (ICE LIBOR USD 1 Month + 2.75%), 5.274%, 10/7/28	1,972,679	1,940,129
Garda World Security Corp. bank term loan FRN Ser. B, (ICE LIBOR USD 3 Month + 4.25%), 7.24%, 10/30/26	2,614,604	2,537,264
Pitney Bowes, Inc. bank term loan FRN Ser. B, (ICE LIBOR USD 3 Month + 4.00%), 4.084%, 3/12/28	1,975,000	1,826,875
Prime Security Services Borrower, LLC bank term loan FRN Ser. B, (ICE LIBOR USD 3 Month + 2.75%), 5.107%, 9/23/26	2,257,240	2,201,870
Sabre GLBL, Inc. bank term loan FRN (CME Term SOFR 1 Month + 5.10%), 7.555%, 6/30/28	1,000,000	962,500
Signal Parent, Inc. bank term loan FRN Ser. B, (ICE LIBOR USD 3 Month + 3.50%), 6.024%, 4/3/28	1,980,000	1,485,000
		12,849,360

Floating Rate Income Fund 25

SENIOR LOANS (82.9%)*c cont.	Principal amount	Value
Communication services (3.3%)
Asurion, LLC bank term loan FRN (ICE LIBOR USD 3 Month + 5.25%), 7.774%, 1/30/29	$733,000	$622,134
Asurion, LLC bank term loan FRN Ser. B8, (ICE LIBOR USD 3 Month + 3.25%), 5.774%, 12/23/26	2,416,456	2,209,341
Cogeco Financing 2 LP bank term loan FRN (ICE LIBOR USD 3 Month + 2.50%), 5.024%, 7/28/28	1,774,292	1,734,051
DIRECTV Financing, LLC bank term loan FRN (ICE LIBOR USD 3 Month + 5.00%), 7.524%, 7/22/27	3,263,750	3,116,065
First Opportunity Fund, Ltd. bank term loan FRN (ICE LIBOR USD 1 Month + 3.50%), 6.21%, 7/20/28	1,985,000	1,903,119
Frontier Communications Corp. bank term loan FRN Ser. B, (ICE LIBOR USD 3 Month + 3.75%), 6.063%, 10/8/27	2,277,701	2,201,967
Level 3 Parent, LLC bank term loan FRN Ser. B, (ICE LIBOR USD 3 Month + 1.75%), 4.274%, 3/1/27	748,167	713,295
SFR Group SA bank term loan FRN Ser. B11, (ICE LIBOR USD 3 Month + 2.75%), 5.556%, 7/31/25	1,565,401	1,511,097
		14,011,069
Communications equipment (0.3%)
CommScope, Inc. bank term loan FRN Ser. B2, (ICE LIBOR USD 3 Month + 3.25%), 5.774%, 2/7/26	1,506,278	1,441,794
		1,441,794
Computers (5.4%)
Atlas CC Acquisition Corp. bank term loan FRN Ser. B, (ICE LIBOR USD 3 Month + 4.25%), 7.32%, 4/29/28	1,645,352	1,551,435
Atlas CC Acquisition Corp. bank term loan FRN Ser. C, (ICE LIBOR USD 3 Month + 4.25%), 7.32%, 4/29/28	334,648	315,546
Central Parent, Inc. bank term loan FRN Ser. B, (CME Term SOFR 1 Month + 0.00%), 6.61%, 6/9/29	1,000,000	973,470
Condor Merger Sub, Inc. bank term loan FRN Ser. B, (CME Term SOFR 3 Month Plus CSA + 3.75%), 6.157%, 2/2/29	2,500,000	2,365,625
ConnectWise, LLC bank term loan FRN Ser. B, (ICE LIBOR USD 3 Month + 3.50%), 5.75%, 9/30/28	995,000	965,458
Ivanti Software, Inc. bank term loan FRN (ICE LIBOR USD 1 Month + 4.25%), 5.848%, 12/1/27	1,985,025	1,692,234
Liftoff Mobile, Inc. bank term loan FRN Ser. B, (ICE LIBOR USD 3 Month + 3.75%), 6.274%, 9/30/28	1,985,000	1,628,951
Mitchell International, Inc. bank term loan FRN Ser. B, (ICE LIBOR USD 1 Month + 3.75%), 6.734%, 10/1/28	3,421,425	3,259,968
RealPage, Inc. bank term loan FRN Ser. B, (ICE LIBOR USD 1 Month + 3.00%), 5.524%, 4/22/28	3,741,725	3,594,638
Sovos Compliance, LLC bank term loan FRN (ICE LIBOR USD 1 Month + 4.50%), 7.024%, 8/12/28	2,069,536	2,009,664
Xperi Holding Corp. bank term loan FRN (ICE LIBOR USD 3 Month + 3.50%), 6.024%, 6/8/28	1,900,000	1,858,447
ZoomInfo, LLC bank term loan FRN (ICE LIBOR USD 3 Month + 3.00%), 5.524%, 2/2/26	2,315,000	2,293,308
		22,508,744
Consumer (—%)
Reynolds Consumer Products, LLC bank term loan FRN (ICE LIBOR USD 3 Month + 1.75%), 4.274%, 2/4/27	4,928	4,821
		4,821

26 Floating Rate Income Fund

SENIOR LOANS (82.9%)*c cont.	Principal amount	Value
Consumer staples (3.9%)
AG Group Holdings, Inc. bank term loan FRN Ser. B, (CME Term SOFR 3 Month Plus CSA + 4.00%), 6.775%, 12/29/28	$997,500	$975,056
Ascend Learning, LLC bank term loan FRN (ICE LIBOR USD 1 Month + 5.75%), 8.274%, 11/18/29	1,220,000	1,093,120
Ascend Learning, LLC bank term loan FRN (ICE LIBOR USD 1 Month + 3.50%), 6.024%, 11/18/28	2,012,444	1,915,424
Bengal Debt Merger Sub, LLC bank term loan FRN Ser. B, (CME Term SOFR 3 Month Plus CSA + 3.25%), 5.405%, 1/20/29	2,000,000	1,914,280
Brand Industrial Services, Inc. bank term loan FRN (ICE LIBOR USD 3 Month + 4.25%), 6.944%, 6/21/24	2,366,695	2,156,414
Hertz Corp. (The) bank term loan FRN Ser. B, (ICE LIBOR USD 3 Month + 3.25%), 5.78%, 6/30/28	1,666,019	1,624,102
Hertz Corp. (The) bank term loan FRN Ser. C, (ICE LIBOR USD 1 Month + 3.25%), 5.78%, 6/30/28	317,152	309,173
IRB Holding Corp. bank term loan FRN Ser. B, (ICE LIBOR USD 3 Month + 2.75%), 5.274%, 2/5/25	2,122,144	2,075,287
Journey Personal Care Corp. bank term loan FRN (ICE LIBOR USD 3 Month + 4.25%), 6.50%, 2/19/28	1,980,000	1,351,350
Naked Juice, LLC bank term loan FRN (CME Term SOFR 3 Month Plus CSA + 6.00%), 8.154%, 1/24/30	500,000	456,665
PECF USS Intermediate Holding III Corp. bank term loan FRN Ser. B, (ICE LIBOR USD 1 Month + 4.25%), 6.774%, 12/17/28	2,669,081	2,480,244
		16,351,115
Electronics (0.5%)
Mirion Technologies US, Inc. bank term loan FRN (ICE LIBOR USD 1 Month + 2.75%), 5.627%, 10/20/28	1,990,000	1,946,479
		1,946,479
Energy (4.5%)
BCP Renaissance Parent, LLC bank term loan FRN Ser. B3, (ICE LIBOR USD 3 Month + 3.50%), 5.53%, 10/31/26	2,630,323	2,584,293
ChampionX Corp. bank term loan FRN Ser. B, (CME Term SOFR 1 Month + 3.25%), 5.643%, 5/13/29	1,000,000	995,000
CQP Holdco LP bank term loan FRN (ICE LIBOR USD 3 Month + 3.75%), 6.00%, 5/27/28	2,955,150	2,893,831
GIP II Blue Holding LP bank term loan FRN Ser. B, (ICE LIBOR USD 3 Month + 4.50%), 6.75%, 9/22/28	2,480,573	2,452,667
M6 ETX Holdings II MidCo, LLC bank term loan FRN (CME Term SOFR 1 Month + 4.50%), 6.78%, 8/11/29	1,500,000	1,476,570
Medallion Midland Acquisition LP bank term loan FRN (ICE LIBOR USD 1 Month + 3.75%), 6.274%, 10/14/28	1,994,987	1,962,569
Oryx Midstream Services Permian Basin, LLC bank term loan FRN (ICE LIBOR USD 3 Month + 3.25%), 6.211%, 9/29/28	2,487,500	2,440,859
Prairie ECI Acquiror LP bank term loan FRN (ICE LIBOR USD 3 Month + 4.75%), 7.274%, 3/11/26	2,000,000	1,902,180
Southwestern Energy Co. bank term loan FRN Ser. B, (CME Term SOFR 3 Month Plus CSA + 2.50%), 4.704%, 6/8/27	1,990,000	1,970,100
		18,678,069

Floating Rate Income Fund 27

SENIOR LOANS (82.9%)*c cont.	Principal amount	Value
Entertainment (0.9%)
Allen Media, LLC bank term loan FRN Ser. B, (CME TERM SOFR 3 Month + 5.50%), 7.704%, 2/10/27	$1,484,830	$1,295,886
AMC Entertainment Holdings, Inc. bank term loan FRN Ser. B, (ICE LIBOR USD 3 Month + 3.00%), 5.38%, 4/22/26	3,123,990	2,674,573
		3,970,459
Financials (5.4%)
Acrisure, LLC bank term loan FRN Ser. B, (ICE LIBOR USD 3 Month + 3.75%), 6.274%, 2/15/27	992,500	952,800
Acrisure, LLC bank term loan FRN Ser. B, (US SOFR Compounded Index + 3.50%), 6.024%, 2/15/27	1,885,533	1,802,645
Advisor Group Holdings, Inc. bank term loan FRN Ser. B, (ICE LIBOR USD 3 Month + 4.50%), 7.024%, 7/31/26	2,705,316	2,633,463
Alliant Holdings I, LLC bank term loan FRN Ser. B, (ICE LIBOR USD 3 Month + 3.00%), 5.774%, 4/27/25	1,895,531	1,855,839
AmWINS Group, Inc. bank term loan FRN Ser. B, (ICE LIBOR USD 3 Month + 2.25%), 4.774%, 2/19/28	1,484,933	1,448,152
Apollo Commercial Real Estate Finance, Inc. bank term loan FRN Ser. B, (ICE LIBOR USD 3 Month + 3.50%), 5.944%, 3/11/28	1,431,875	1,374,600
Aretec Group, Inc. bank term loan FRN (ICE LIBOR USD 3 Month + 4.25%), 6.805%, 10/1/25	2,408,798	2,351,589
BCPE Rover Merger Sub, Inc. bank term loan FRN Ser. B, (ICE LIBOR USD 3 Month + 4.25%), 6.774%, 11/28/25	2,902,500	2,814,525
Forest City Enterprises LP bank term loan FRN Ser. B, (ICE LIBOR USD 3 Month + 3.50%), 6.024%, 12/7/25	1,776,228	1,734,789
Greystone Select Financial, LLC bank term loan FRN (ICE LIBOR USD 3 Month + 5.00%), 7.738%, 5/6/28	1,476,923	1,403,077
HUB International, Ltd. bank term loan FRN Ser. B, (ICE LIBOR USD 3 Month + 3.00%), 5.766%, 4/25/25	2,417,649	2,364,267
USI, Inc./NY bank term loan FRN Ser. B, (ICE LIBOR USD 3 Month + 3.00%), 5.25%, 5/16/24	1,913,278	1,888,960
		22,624,706
Gaming and lottery (3.1%)
Bally’s Corp. bank term loan FRN Ser. B, (ICE LIBOR USD 3 Month + 3.25%), 5.623%, 8/6/28	2,487,500	2,366,856
Fertitta Entertainment, LLC/NV bank term loan FRN Ser. B, (CME Term SOFR 3 Month Plus CSA + 4.00%), 6.455%, 1/12/29	2,247,905	2,156,864
Light & Wonder, Inc. bank term loan FRN (CME Term SOFR 1 Month + 3.00%), 5.407%, 4/7/29	2,500,000	2,456,250
Raptor Acquisition Corp. bank term loan FRN (ICE LIBOR USD 3 Month + 4.00%), 6.096%, 11/1/26	1,500,000	1,467,750
Scientific Games Holdings LP bank term loan FRN Ser. B, (CME Term SOFR 1 Month + 3.50%), 5.617%, 4/4/29	3,000,000	2,885,430
Stars Group Holdings BV bank term loan FRN Ser. B, (ICE LIBOR USD 1 Month + 2.25%), 4.50%, 7/21/26	1,916,078	1,868,981
		13,202,131
Health care (8.4%)
athenahealth, Inc. bank term loan FRN Ser. B, (CME Term SOFR 3 Month Plus CSA + 3.50%), 5.80%, 1/27/29	1,710,145	1,633,188
athenahealth, Inc. bank term loan FRN Ser. DD, (CME Term SOFR 3 Month Plus CSA + 3.50%), 3.50%, 1/27/29 U	289,855	276,812

28 Floating Rate Income Fund

SENIOR LOANS (82.9%)*c cont.	Principal amount	Value
Health care cont.
Azalea TopCo, Inc. bank term loan FRN Ser. B, (CME Term SOFR 3 Month Plus CSA + 3.75%), 6.205%, 7/25/26	$498,750	$480,047
Azalea TopCo, Inc. bank term loan FRN Ser. B, (ICE LIBOR USD 3 Month + 3.50%), 6.024%, 7/24/26	1,492,327	1,427,411
Bausch + Lomb Corp. bank term loan FRN Ser. B, (CME Term SOFR 1 Month + 3.25%), 5.653%, 5/5/27	1,000,000	937,500
Bausch Health Cos., Inc. bank term loan FRN Ser. B, (CME Term SOFR 1 Month + 5.25%), 7.662%, 1/27/27	1,000,000	795,000
Elanco Animal Health, Inc. bank term loan FRN Ser. B, (ICE LIBOR USD 3 Month + 1.75%), 4.123%, 2/4/27	1,926,441	1,857,513
Enterprise Merger Sub, Inc. bank term loan FRN (ICE LIBOR USD 3 Month + 3.75%), 6.122%, 10/10/25	—	—
Envision Healthcare Corp. bank term loan FRN (US SOFR + 4.25%), 6.825%, 3/31/27	789,986	394,993
Envision Healthcare Corp. bank term loan FRN (CME Term SOFR 1 Month + 3.75%), 6.325%, 3/31/27	1,932,802	473,536
Global Medical Response, Inc. bank term loan FRN (ICE LIBOR USD 1 Month + 4.25%), 6.623%, 10/2/25	1,818,073	1,659,555
Grifols Worldwide Operations USA, Inc. bank term loan FRN Ser. B, (ICE LIBOR USD 3 Month + 2.00%), 4.524%, 11/15/27	2,300,151	2,220,934
Icon Luxembourg SARL bank term loan FRN Ser. B, (ICE LIBOR USD 3 Month + 2.25%), 4.563%, 6/16/28	1,202,221	1,182,084
Indigo Merger Sub, Inc. bank term loan FRN Ser. B, (ICE LIBOR USD 3 Month + 2.25%), 4.563%, 6/16/28	299,534	294,517
Insulet Corp. bank term loan FRN Ser. B, (ICE LIBOR USD 3 Month + 3.25%), 5.774%, 5/4/28	1,980,000	1,930,500
Jazz Financing Lux SARL bank term loan FRN Ser. B, (ICE LIBOR USD 1 Month + 3.50%), 6.024%, 5/5/28	2,821,500	2,764,054
Mozart Borrower LP bank term loan FRN (ICE LIBOR USD 1 Month + 3.25%), 5.774%, 9/30/28	2,992,500	2,849,818
One Call Corp. bank term loan FRN Ser. B, (ICE LIBOR USD 1 Month + 5.50%), 7.752%, 4/22/27	1,375,377	1,118,635
Organon & Co. bank term loan FRN Ser. B, (ICE LIBOR USD 3 Month + 3.00%), 4.625%, 4/8/28	2,792,500	2,757,594
Pediatric Associates Holding Co., LLC bank term loan FRN Ser. B, (ICE LIBOR USD 1 Month + 3.25%), 5.076%, 2/8/29	1,732,500	1,689,187
Pediatric Associates Holding Co., LLC bank term loan FRN Ser. DD, (ICE LIBOR USD 3 Month + 3.25%), 4.255%, 2/8/29 U	262,829	256,258
Perrigo Investments, LLC bank term loan FRN Ser. B, (CME Term SOFR 1 Month + 2.50%), 4.907%, 4/5/29	1,000,000	990,000
Phoenix Newco, Inc. bank term loan FRN (ICE LIBOR USD 3 Month + 3.25%), 5.774%, 8/11/28	2,992,500	2,910,206
Physician Partners, LLC bank term loan FRN (CME Term SOFR 3 Month Plus CSA + 0.00%), 6.559%, 2/1/29	498,750	478,800
Sotera Health Holdings, LLC bank term loan FRN Ser. B, (ICE LIBOR USD 3 Month + 2.75%), 5.274%, 12/13/26	667,000	646,990
Surgery Center Holdings, Inc. bank term loan FRN (ICE LIBOR USD 3 Month + 3.75%), 6.14%, 8/31/26	3,152,367	3,054,423
		35,079,555

Floating Rate Income Fund 29

SENIOR LOANS (82.9%)*c cont.	Principal amount	Value
Household furniture and appliances (1.1%)
Hunter Douglas, Inc. bank term loan FRN Ser. B, (CME Term SOFR 3 Month Plus CSA + 3.50%), 6.34%, 2/9/29	$3,000,000	$2,614,500
Osmosis Debt Merger Sub, Inc. bank term loan FRN (CME Term SOFR 1 Month + 3.75%), 6.037%, 7/30/28	2,000,000	1,918,120
		4,532,620
Lodging/Tourism (1.1%)
Caesars Resort Collection, LLC bank term loan FRN (ICE LIBOR USD 3 Month + 2.75%), 5.274%, 9/28/24	2,812,964	2,773,330
Carnival Corp. bank term loan FRN (ICE LIBOR USD 1 Month + 3.25%), 6.127%, 10/8/28	1,990,000	1,850,700
		4,624,030
Publishing (1.1%)
Cengage Learning, Inc. bank term loan FRN Ser. B, (ICE LIBOR USD 3 Month + 4.75%), 7.814%, 6/29/26	2,211,075	2,085,508
Mav Acquisition Corp. bank term loan FRN (ICE LIBOR USD 3 Month + 4.75%), 8.313%, 7/30/28	2,478,756	2,392,000
		4,477,508
Retail (2.0%)
Crocs, Inc. bank term loan FRN Ser. B, (CME Term SOFR 3 Month Plus CSA + 3.50%), 4.45%, 1/27/29	1,511,213	1,452,653
Great Outdoors Group, LLC bank term loan FRN Ser. B1, (ICE LIBOR USD 1 Month + 3.75%), 6.274%, 3/5/28	2,462,641	2,378,911
Petco Health & Wellness Co., Inc. bank term loan FRN (ICE LIBOR USD 1 Month + 3.25%), 5.50%, 3/4/28	1,975,000	1,912,057
PetSmart, LLC bank term loan FRN Ser. B, (ICE LIBOR USD 3 Month + 3.75%), 6.27%, 1/29/28	2,574,000	2,509,650
		8,253,271
Semiconductor (0.8%)
Altar Bidco, Inc. bank term loan FRN (US SOFR + 5.60%), 7.355%, 11/17/29	1,500,000	1,361,250
Altar Bidco, Inc. bank term loan FRN (US SOFR + 3.35%), 5.506%, 11/17/28	2,000,000	1,917,920
		3,279,170
Software (5.0%)
AppLovin Corp. bank term loan FRN (ICE LIBOR USD 1 Month + 3.00%), 5.25%, 10/21/28	2,294,250	2,226,868
Boxer Parent Co., Inc. bank term loan FRN Ser. B, (ICE LIBOR USD 3 Month + 3.75%), 6.274%, 10/2/25	2,412,628	2,323,771
Epicor Software Corp. bank term loan FRN Ser. B, (ICE LIBOR USD 3 Month + 3.25%), 5.774%, 7/30/27	1,850,695	1,793,250
Greeneden US Holdings II, LLC bank term loan FRN (ICE LIBOR USD 3 Month + 4.00%), 6.524%, 12/1/27	2,511,750	2,465,107
IGT Holding IV AB bank term loan FRN Ser. B, (ICE LIBOR USD 3 Month + 3.40%), 5.65%, 3/22/28	3,011,875	2,932,813
NortonLifeLock, Inc. bank term loan FRN Ser. B, (CME Term SOFR 1 Month + 2.00%), 2.50%, 1/28/29	2,000,000	1,937,500
Polaris Newco, LLC bank term loan FRN Ser. B, (ICE LIBOR USD 3 Month + 4.00%), 6.524%, 6/3/28	2,267,838	2,173,450
Quasar Intermediate Holdings, Ltd. bank term loan FRN Ser. B, (CME Term SOFR 3 Month Plus CSA + 4.25%), 5.78%, 1/20/29	1,000,000	906,390

30 Floating Rate Income Fund

SENIOR LOANS (82.9%)*c cont.	Principal amount	Value
Software cont.
UKG, Inc. bank term loan FRN (ICE LIBOR USD 1 Month + 5.25%), 7.535%, 5/3/27	$995,000	$966,861
UKG, Inc. bank term loan FRN (ICE LIBOR USD 3 Month + 3.75%), 6.274%, 4/5/26	1,945,000	1,891,765
UKG, Inc. bank term loan FRN (ICE LIBOR USD 1 Month + 3.25%), 5.535%, 5/3/26	1,354,469	1,310,205
		20,927,980
Technology services (4.5%)
Ahead DB Holdings, LLC bank term loan FRN Ser. B, (ICE LIBOR USD 3 Month + 3.75%), 6.03%, 10/16/27	2,275,300	2,215,005
Arches Buyer, Inc. bank term loan FRN (ICE LIBOR USD 3 Month + 3.25%), 5.774%, 12/6/27	2,784,163	2,624,659
GoDaddy Operating Co., LLC bank term loan FRN (ICE LIBOR USD 3 Month + 2.00%), 4.524%, 8/10/27	1,994,911	1,957,087
Ingram Micro, Inc. bank term loan FRN Ser. B, (ICE LIBOR USD 3 Month + 3.50%), 5.75%, 4/1/28	1,980,000	1,900,800
MH Sub I, LLC bank term loan FRN (ICE LIBOR USD 1 Month + 3.75%), 6.274%, 9/15/24	2,084,051	2,030,220
Proofpoint, Inc. bank term loan FRN Ser. B, (ICE LIBOR USD 3 Month + 6.25%), 9.32%, 8/31/29	758,000	739,050
Proofpoint, Inc. bank term loan FRN Ser. B, (ICE LIBOR USD 3 Month + 3.25%), 6.32%, 6/9/28	2,693,445	2,587,727
Star Merger Sub, Inc. bank term loan FRN Ser. B, (ICE LIBOR USD 3 Month + 3.25%), 5.743%, 2/1/26	1,900,805	1,844,732
Tempo Acquisition, LLC bank term loan FRN Ser. B, (CME Term SOFR 3 Month Plus CSA + 3.00%), 3.50%, 8/31/28	2,575,402	2,531,620
Tenable, Inc. bank term loan FRN (ICE LIBOR USD 3 Month + 2.75%), 5.556%, 7/7/28	497,500	480,088
		18,910,988
Transportation (2.1%)
American Airlines, Inc. bank term loan FRN (ICE LIBOR USD 3 Month + 4.75%), 7.46%, 4/20/28	3,295,000	3,238,721
Einstein Merger Sub, Inc. bank term loan FRN (ICE LIBOR USD 1 Month + 3.50%), 6.024%, 11/4/28	1,496,250	1,407,223
KKR Apple Bidco, LLC bank term loan FRN (ICE LIBOR USD 3 Month + 5.75%), 8.274%, 7/13/29	750,000	725,940
Skymiles IP, Ltd. bank term loan FRN (ICE LIBOR USD 3 Month + 3.75%), 6.46%, 9/16/27	1,000,000	1,011,960
United Airlines, Inc. bank term loan FRN Ser. B, (ICE LIBOR USD 3 Month + 3.75%), 6.533%, 4/21/28	2,325,513	2,257,050
		8,640,894
Utilities and power (1.2%)
Buckeye Partners LP bank term loan FRN (ICE LIBOR USD 3 Month + 2.25%), 4.623%, 11/1/26	1,955,225	1,922,338
Calpine Construction Finance Co. LP bank term loan FRN (ICE LIBOR USD 3 Month + 2.00%), 4.524%, 1/15/25	1,540,511	1,508,745
Pacific Gas & Electric Co. bank term loan FRN (ICE LIBOR USD 3 Month + 3.00%), 5.563%, 6/23/25	1,470,000	1,439,689
		4,870,772
Total senior loans (cost $363,582,893)		$347,366,728

Floating Rate Income Fund 31

CORPORATE BONDS AND NOTES (8.5%)*	Principal amount	Value
Basic materials (1.4%)
Celanese US Holdings, LLC company guaranty sr. unsec. notes 6.05%, 3/15/25 (Germany)	$1,000,000	$1,002,543
Cheever Escrow Issuer, LLC 144A sr. notes 7.125%, 10/1/27	1,000,000	975,000
First Quantum Minerals, Ltd. 144A company guaranty sr. unsec. notes 6.875%, 3/1/26 (Canada)	1,100,000	1,055,654
Mauser Packaging Solutions Holding Co. 144A sr. notes 5.50%, 4/15/24	730,000	706,697
Novelis Corp. 144A company guaranty sr. unsec. notes 3.25%, 11/15/26	1,000,000	890,000
WR Grace Holdings, LLC 144A company guaranty sr. notes 5.625%, 10/1/24	523,000	516,463
WR Grace Holdings, LLC 144A company guaranty sr. notes 4.875%, 6/15/27	785,000	726,031
		5,872,388
Capital goods (1.5%)
Berry Global, Inc. 144A company guaranty notes 5.625%, 7/15/27	1,000,000	976,500
Clarios Global LP 144A company guaranty sr. notes 6.75%, 5/15/25	500,000	497,418
Staples, Inc. 144A sr. notes 7.50%, 4/15/26	1,266,000	1,069,846
TransDigm, Inc. 144A company guaranty sr. notes 6.25%, 3/15/26	1,745,000	1,714,463
Trivium Packaging Finance BV 144A company guaranty sr. notes 5.50%, 8/15/26 (Netherlands)	1,000,000	959,120
WESCO Distribution, Inc. 144A company guaranty sr. unsec. unsub. notes 7.125%, 6/15/25	1,000,000	1,000,180
		6,217,527
Communication services (0.7%)
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A company guaranty sr. unsec. bonds 5.50%, 5/1/26	2,250,000	2,227,500
DISH DBS Corp. company guaranty sr. unsec. notes 7.75%, 7/1/26	660,000	520,357
		2,747,857
Conglomerates (0.2%)
General Electric Co. jr. unsec. sub. FRN (ICE LIBOR USD 3 Month + 3.33%), 5.159%, perpetual maturity	1,000,000	945,750
		945,750
Consumer cyclicals (2.3%)
Beasley Mezzanine Holdings, LLC 144A company guaranty sr. notes 8.625%, 2/1/26	750,000	585,000
Caesars Resort Collection, LLC/CRC Finco, Inc. 144A company guaranty sr. notes 5.75%, 7/1/25	1,010,000	989,820
Carnival Corp. 144A notes 10.50%, 2/1/26	1,000,000	1,029,995
Ford Motor Credit Co., LLC sr. unsec. unsub. notes 5.125%, 6/16/25	1,000,000	976,840
iHeartCommunications, Inc. company guaranty sr. notes 6.375%, 5/1/26	1,000,000	944,480
MGM Resorts International company guaranty sr. unsec. notes 6.00%, 3/15/23	770,000	770,101
Royal Caribbean Cruises, Ltd. 144A company guaranty sr. unsec. notes 9.125%, 6/15/23	1,000,000	1,008,110
Sabre GLBL, Inc. 144A company guaranty sr. notes 7.375%, 9/1/25	1,000,000	947,400
Spanish Broadcasting System, Inc. 144A sr. notes 9.75%, 3/1/26	900,000	711,000

32 Floating Rate Income Fund

CORPORATE BONDS AND NOTES (8.5%)* cont.	Principal amount	Value
Consumer cyclicals cont.
Standard Industries, Inc. 144A sr. unsec. notes 5.00%, 2/15/27	$1,000,000	$914,540
Univision Communications, Inc. 144A company guaranty sr. notes 6.625%, 6/1/27	1,000,000	965,020
		9,842,306
Energy (1.1%)
Hess Midstream Operations LP 144A company guaranty sr. unsec. sub. notes 5.625%, 2/15/26	1,000,000	975,070
Occidental Petroleum Corp. sr. unsec. sub. notes 5.875%, 9/1/25	1,500,000	1,537,530
SM Energy Co. sr. unsec. unsub. notes 5.625%, 6/1/25	1,300,000	1,264,250
Southwestern Energy Co. company guaranty sr. unsec. sub. notes 5.70%, 1/23/25	1,000,000	1,000,010
		4,776,860
Financials (0.5%)
iStar, Inc. sr. unsec. notes 5.50%, 2/15/26 R	1,200,000	1,224,000
OneMain Finance Corp. company guaranty sr. unsec. sub. notes 7.125%, 3/15/26	1,000,000	931,490
		2,155,490
Health care (0.3%)
Tenet Healthcare Corp. company guaranty sr. notes 4.625%, 7/15/24	371,000	363,287
Tenet Healthcare Corp. 144A company guaranty sr. notes 5.125%, 11/1/27	1,000,000	926,500
		1,289,787
Utilities and power (0.5%)
Calpine Corp. 144A company guaranty sr. notes 5.25%, 6/1/26	1,000,000	970,350
Vistra Operations Co., LLC 144A company guaranty sr. notes 5.125%, 5/13/25	1,000,000	994,641
		1,964,991
Total corporate bonds and notes (cost $37,045,211)		$35,812,956

COMMON STOCKS (—%)*	Shares	Value
Texas Competitive Electric Holdings Co., LLC/TCEH Finance, Inc. (Rights)	113,884	$142,355
Total common stocks (cost $142,355)		$142,355

SHORT-TERM INVESTMENTS (6.6%)*		Principal amount/ shares	Value
Putnam Short Term Investment Fund Class P 2.33% L	Shares	26,763,596	$26,763,596
U.S. Treasury Bills 2.627%, 10/25/22		$100,000	$99,607
U.S. Treasury Bills 2.529%, 10/18/22 §		600,000	598,061
U.S. Treasury Bills 2.451%, 10/11/22 §		300,000	299,206
U.S. Treasury Bills 2.084%, 9/1/22 §		100,000	100,000
Total short-term investments (cost $27,860,459)			$27,860,470

TOTAL INVESTMENTS
Total investments (cost $428,630,918)	$411,182,509

Floating Rate Income Fund 33

Key to holding’s abbreviations
bp	Basis Points
FRN	Floating Rate Notes: The rate shown is the current interest rate or yield at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
LIBOR	London Interbank Offered Rate
SOFR	Secured Overnight Financing Rate

Notes to the fund’s portfolio
Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from March 1, 2022 through August 31, 2022 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.
*	Percentages indicated are based on net assets of $419,151,431.
§	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period. Collateral at period end totaled $917,359 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 10).
[c]	Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 7).
L	Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
R	Real Estate Investment Trust.
U	This security, in part or in entirety, represents an unfunded loan commitment (Note 8).
Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.
Debt obligations are considered secured unless otherwise indicated.
144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
The dates shown on debt obligations are the original maturity dates.

CENTRALLY CLEARED CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 8/31/22 (Unaudited)
Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments received by fund	Unrealized appreciation/ (depreciation)
CDX NA HY Series 38 Index	B+/P	$(91,239)	$8,910,000	$115,830	6/20/27	500 bp — Quarterly	$(117,969)
Total	$(91,239)		$(117,969)
* Payments related to the referenced debt are made upon a credit default event.
** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.
*** Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at August 31, 2022. Securities rated by Fitch are indicated by “/F.” Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications.

34 Floating Rate Income Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Utilities and power	$—	$142,355	$—
Total common stocks	—	142,355	—
Corporate bonds and notes	—	35,812,956	—
Senior loans	—	347,366,728	—
Short-term investments	—	27,860,470	—
Totals by level	$—	$411,182,509	$—

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Credit default contracts	$—	$(26,730)	$—
Totals by level	$—	$(26,730)	$—
* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

The accompanying notes are an integral part of these financial statements.

Floating Rate Income Fund 35

Statement of assets and liabilities 8/31/22 (Unaudited)

ASSETS
Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $401,867,322)	$384,418,913
Affiliated issuers (identified cost $26,763,596) (Note 5)	26,763,596
Cash	4,847,432
Interest and other receivables	2,303,476
Receivable for shares of the fund sold	151,050
Receivable for investments sold	7,637,493
Prepaid assets	81,547
Total assets	426,203,507

LIABILITIES
Payable for investments purchased	4,972,347
Payable for purchases of delayed delivery securities (Notes 1 and 8)	421,434
Payable for shares of the fund repurchased	897,313
Payable for compensation of Manager (Note 2)	200,735
Payable for custodian fees (Note 2)	6,864
Payable for investor servicing fees (Note 2)	88,759
Payable for Trustee compensation and expenses (Note 2)	107,916
Payable for administrative services (Note 2)	1,827
Payable for distribution fees (Note 2)	121,083
Payable for variation margin on centrally cleared swap contracts (Note 1)	15,992
Distributions payable to shareholders	141,440
Other accrued expenses	76,366
Total liabilities	7,052,076

Net assets	$419,151,431

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$509,469,258
Total distributable earnings (Note 1)	(90,317,827)
Total — Representing net assets applicable to capital shares outstanding	$419,151,431

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($234,392,109 divided by 29,781,996 shares)	$7.87
Offering price per class A share (100/97.75 of $7.87)*	$8.05
Net asset value and offering price per class B share ($1,196,110 divided by 152,069 shares)**	$7.87
Net asset value and offering price per class C share ($22,966,297 divided by 2,921,223 shares)**	$7.86
Net asset value, offering price and redemption price per class R share
($869,475 divided by 110,528 shares)	$7.87
Net asset value, offering price and redemption price per class R6 share
($7,619,562 divided by 967,308 shares)	$7.88
Net asset value, offering price and redemption price per class Y share
($152,107,878 divided by 19,309,077 shares)	$7.88

* On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

36 Floating Rate Income Fund

Statement of operations Six months ended 8/31/22 (Unaudited)

INVESTMENT INCOME
Interest (including interest income of $135,626 from investments in affiliated issuers) (Note 5)	$11,375,581
Total investment income	11,375,581

EXPENSES
Compensation of Manager (Note 2)	1,293,496
Investor servicing fees (Note 2)	274,842
Custodian fees (Note 2)	7,686
Trustee compensation and expenses (Note 2)	8,820
Distribution fees (Note 2)	444,025
Administrative services (Note 2)	5,754
Other	179,867
Total expenses	2,214,490
Expense reduction (Note 2)	(780)
Net expenses	2,213,710

Net investment income	9,161,871

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	(6,756,563)
Swap contracts (Note 1)	(411,048)
Total net realized loss	(7,167,611)
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers	(12,694,706)
Swap contracts	350,254
Total change in net unrealized depreciation	(12,344,452)

Net loss on investments	(19,512,063)

Net decrease in net assets resulting from operations	$(10,350,192)

The accompanying notes are an integral part of these financial statements.

Floating Rate Income Fund 37

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Six months ended 8/31/22*	Year ended 2/28/22
Operations
Net investment income	$9,161,871	$11,790,896
Net realized loss on investments	(7,167,611)	(59,341)
Change in net unrealized depreciation of investments	(12,344,452)	(5,436,290)
Net increase (decrease) in net assets resulting
from operations	(10,350,192)	6,295,265
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	(4,876,336)	(6,783,073)
Class B	(23,817)	(53,732)
Class C	(376,659)	(493,516)
Class R	(11,103)	(15,536)
Class R6	(162,651)	(200,209)
Class Y	(3,549,209)	(4,367,311)
Increase (decrease) from capital share transactions (Note 4)	(57,253,483)	146,947,708
Total increase (decrease) in net assets	(76,603,450)	141,329,596
NET ASSETS
Beginning of period	495,754,881	354,425,285
End of period	$419,151,431	$495,754,881

* Unaudited.

The accompanying notes are an integral part of these financial statements.

38 Floating Rate Income Fund

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Floating Rate Income Fund 39

Financial highlights
(For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
												Ratio of net
	Net asset		Net realized								Ratio	investment
	value,		and unrealized	Total from	From net			Net asset	Total return	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	From return	Total	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	of capital	distributions	of period	value (%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	(%)
Class A
August 31, 2022**	$8.18	.16	(.32)	(.16)	(.15)	—	(.15)	$7.87	(1.89)*	$234,392	.51*	1.97*	17*
February 28, 2022	8.27	.22	(.09)	.13	(.22)	—	(.22)	8.18	1.63	268,621	1.00	2.70	42
February 28, 2021	8.28	.24	(.02)	.22	(.23)	—	(.23)	8.27	2.87	220,335	1.04	2.96	32
February 29, 2020	8.46	.36	(.16)	.20	(.37)	(.01)	(.38)	8.28	2.31	226,047	1.03	4.28	33
February 28, 2019	8.62	.36	(.14)	.22	(.38)	—	(.38)	8.46	2.60	281,109	1.03	4.22	40
February 28, 2018	8.63	.33	(.02)	.31	(.32)	—	(.32)	8.62	3.71	356,807	1.02	3.79	60
Class B
August 31, 2022**	$8.17	.15	(.30)	(.15)	(.15)	—	(.15)	$7.87	(1.87)*	$1,196	.61*	1.86*	17*
February 28, 2022	8.27	.20	(.09)	.11	(.21)	—	(.21)	8.17	1.30	1,534	1.20	2.45	42
February 28, 2021	8.27	.22	—[d]	.22	(.22)	—	(.22)	8.27	2.79	3,514	1.24	2.80	32
February 29, 2020	8.46	.35	(.18)	.17	(.35)	(.01)	(.36)	8.27	1.98	6,429	1.23	4.10	33
February 28, 2019	8.61	.34	(.13)	.21	(.36)	—	(.36)	8.46	2.51	9,318	1.23	4.03	40
February 28, 2018	8.63	.31	(.02)	.29	(.31)	—	(.31)	8.61	3.39	12,666	1.22	3.60	60
Class C
August 31, 2022**	$8.17	.13	(.32)	(.19)	(.12)	—	(.12)	$7.86	(2.27)*	$22,966	.89*	1.60*	17*
February 28, 2022	8.27	.16	(.10)	.06	(.16)	—	(.16)	8.17	.74	24,485	1.75	1.94	42
February 28, 2021	8.27	.18	(.01)	.17	(.17)	—	(.17)	8.27	2.22	34,828	1.79	2.24	32
February 29, 2020	8.46	.30	(.18)	.12	(.30)	(.01)	(.31)	8.27	1.42	51,058	1.78	3.54	33
February 28, 2019	8.61	.30	(.14)	.16	(.31)	—	(.31)	8.46	1.95	71,231	1.78	3.46	40
February 28, 2018	8.63	.26	(.02)	.24	(.26)	—	(.26)	8.61	2.82	90,475	1.77	3.05	60
Class R
August 31, 2022**	$8.17	.15	(.31)	(.16)	(.14)	—	(.14)	$7.87	(1.90)*	$869	.64*	1.89*	17*
February 28, 2022	8.27	.20	(.10)	.10	(.20)	—	(.20)	8.17	1.25	554	1.25	2.44	42
February 28, 2021	8.28	.22	(.02)	.20	(.21)	—	(.21)	8.27	2.61	650	1.29	2.70	32
February 29, 2020	8.46	.34	(.16)	.18	(.35)	(.01)	(.36)	8.28	2.05	687	1.28	3.99	33
February 28, 2019	8.61	.34	(.13)	.21	(.36)	—	(.36)	8.46	2.46	713	1.28	3.97	40
February 28, 2018	8.63	.30	(.02)	.28	(.30)	—	(.30)	8.61	3.33	510	1.27	3.55	60
Class R6
August 31, 2022**	$8.18	.17	(.30)	(.13)	(.17)	—	(.17)	$7.88	(1.61)*	$7,620	.35*	2.16*	17*
February 28, 2022	8.28	.25	(.10)	.15	(.25)	—	(.25)	8.18	1.83	7,021.68		3.02	42
February 28, 2021	8.29	.26	(.01)	.25	(.26)	—	(.26)	8.28	3.23	4,994.70		3.30	32
February 29, 2020	8.47	.39	(.16)	.23	(.40)	(.01)	(.41)	8.29	2.66	5,700.70		4.61	33
February 28, 2019 †	8.62	.31	(.14)	.17	(.32)	—	(.32)	8.47	2.05*	6,537	.53*	3.61*	40

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

40 Floating Rate Income Fund	Floating Rate Income Fund 41

Financial highlights cont.

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
												Ratio of net
	Net asset		Net realized								Ratio	investment
	value,		and unrealized	Total from	From net			Net asset	Total return	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	From return	Total	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	of capital	distributions	of period	value (%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	(%)
Class Y
August 31, 2022**	$8.19	.17	(.32)	(.15)	(.16)	—	(.16)	$7.88	(1.76)*	$152,108	.39*	2.07*	17*
February 28, 2022	8.28	.25	(.10)	.15	(.24)	—	(.24)	8.19	1.88	193,541.75		2.97	42
February 28, 2021	8.29	.26	(.02)	.24	(.25)	—	(.25)	8.28	3.13	90,104.79		3.23	32
February 29, 2020	8.47	.39	(.17)	.22	(.39)	(.01)	(.40)	8.29	2.57	110,079.78		4.57	33
February 28, 2019	8.63	.39	(.15)	.24	(.40)	—	(.40)	8.47	2.86	181,733.78		4.51	40
February 28, 2018	8.64	.35	(.01)	.34	(.35)	—	(.35)	8.63	3.97	303,597.77		4.06	60

* Not annualized.

** Unaudited.

† For the period May 22, 2018 (commencement of operations) to February 28, 2019.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

42 Floating Rate Income Fund	Floating Rate Income Fund 43

Notes to financial statements 8/31/22 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from March 1, 2022 through August 31, 2022.

Putnam Floating Rate Income Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek high current income. Preservation of capital is a secondary goal. The fund invests mainly in corporate loans and debt securities that have floating rates of interest and other corporate debt securities. Under normal circumstances, the fund will invest at least 80% of its net assets in income-producing floating rate loans and other floating rate debt securities. This policy may be changed only after 60 days’ notice to shareholders. The fund invests mainly in obligations of U.S. issuers that are below- investment-grade in quality (having credit characteristics similar to “junk bonds”). Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments. Putnam Management may also use derivatives, such as futures, options, warrants and swap contracts, for both hedging and non-hedging purposes.

The fund offers the following share classes. The expenses for each class of shares may differ based on the distribution and investor servicing fees of each class, which are identified in Note 2.

Share class	Sales charge	Contingent deferred sales charge	Conversion feature
1.00% on certain redemptions of shares
Class A	Up to 2.25%	bought with no initial sales charge	None
Converts to class A shares
ClassB *	None	1.00% phased out over two years	after 8 years
Converts to class A shares
Class C	None	1.00% eliminated after one year	after 8 years
Class R †	None	None	None
ClassR 6†	None	None	None
Class Y†	None	None	None

* Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment.

† Not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the

44 Floating Rate Income Fund

reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Senior loans are valued at fair value on the basis of valuations provided by an independent pricing service, approved by the Trustees. Such services use information with respect to transactions in senior loans, quotations from senior loan dealers, market transactions in comparable securities and various relationships between securities in determining value. These securities will generally be categorized as Level 2.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less); such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, if any, and including amortization and accretion of premiums and discounts on debt securities, is recorded on the accrual basis.

The fund may have earned certain fees in connection with its senior loan purchasing activities. These fees, if any, are treated as market discount and are amortized into income in the Statement of operations.

Securities purchased or sold on a delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Floating Rate Income Fund 45

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts to hedge credit risk, to gain liquid exposure to individual names and to hedge market risk.

In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $100 million ($317.5 million prior to October 14, 2022) unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the committed line of credit and 1.30% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

46 Floating Rate Income Fund

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred for an unlimited period and the carry forwards will retain their character as either short-term or long-term capital losses. At February 28, 2022, the fund had the following capital loss carryovers available, to the extent allowed by the Code, to offset future net capital gain, if any:

	Loss carryover
Short-term	Long-term	Total
$9,134,048	$56,929,183	$66,063,231

Pursuant to federal income tax regulations applicable to regulated investment companies, the Fund has elected to defer $54,382 to its fiscal year ending February 28, 2023 late year ordinary losses ((i) ordinary losses recognized between January 1, 2022 and February 28, 2022, and (ii) specified ordinary and currency losses recognized between November 1 and February 28, 2022).

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The aggregate identified cost on a tax basis is $428,255,402, resulting in gross unrealized appreciation and depreciation of $609,520 and $17,709,143, respectively, or net unrealized depreciation of $17,099,623.

Distributions to shareholders The fund declares a distribution each day based upon the projected net investment income, for a specified period, calculated as if earned pro rata throughout the period on a daily basis. Such distributions are recorded daily and paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.720%	of the first $5 billion,	0.520%	of the next $50 billion,
0.670%	of the next $5 billion,	0.500%	of the next $50 billion,
0.620%	of the next $10 billion,	0.490%	of the next $100 billion and
0.570%	of the next $10 billion,	0.485%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.281% of the fund’s average net assets.

Putnam Management has contractually agreed, through June 30, 2023, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest,

Floating Rate Income Fund 47

taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.20% (prior to July 1, 2022, the annual rate was 0.40%) of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$152,483	Class R6	1,928
Class B	787	Class Y	104,715
Class C	14,565	Total	$274,842
Class R	364

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $780 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $359, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services

48 Floating Rate Income Fund

provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (Approved %) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$318,129
Class B	1.00%	0.45%	2,960
Class C	1.00%	1.00%	121,419
Class R	1.00%	0.50%	1,517
Total			$444,025

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $8,592 from the sale of class A shares and received no monies and $104 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $909 on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$71,923,798	$126,623,362
U.S. government securities (Long-term)	—	—
Total	$71,923,798	$126,623,362

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	SIX MONTHS ENDED 8/31/22		YEAR ENDED 2/28/22
Class A	Shares	Amount	Shares	Amount
Shares sold	5,835,010	$46,641,380	13,969,371	$115,380,805
Shares issued in connection with
reinvestment of distributions	578,126	4,564,456	768,995	6,344,694
	6,413,136	51,205,836	14,738,366	121,725,499
Shares repurchased	(9,477,392)	(75,027,696)	(8,520,684)	(70,365,497)
Net increase (decrease)	(3,064,256)	$(23,821,860)	6,217,682	$51,360,002

Floating Rate Income Fund 49

	SIX MONTHS ENDED 8/31/22		YEAR ENDED 2/28/22
Class B	Shares	Amount	Shares	Amount
Shares sold	3,055	$24,397	38,088	$314,407
Shares issued in connection with
reinvestment of distributions	2,991	23,609	6,381	52,643
	6,046	48,006	44,469	367,050
Shares repurchased	(41,680)	(333,770)	(281,650)	(2,326,026)
Net decrease	(35,634)	$(285,764)	(237,181)	$(1,958,976)

	SIX MONTHS ENDED 8/31/22		YEAR ENDED 2/28/22
Class C	Shares	Amount	Shares	Amount
Shares sold	577,812	$4,613,633	917,438	$7,569,422
Shares issued in connection with
reinvestment of distributions	44,649	351,654	55,933	460,981
	622,461	4,965,287	973,371	8,030,403
Shares repurchased	(698,361)	(5,531,262)	(2,189,038)	(18,071,328)
Net decrease	(75,900)	$(565,975)	(1,215,667)	$(10,040,925)

	SIX MONTHS ENDED 8/31/22		YEAR ENDED 2/28/22
Class R	Shares	Amount	Shares	Amount
Shares sold	42,006	$332,144	6,095	$50,312
Shares issued in connection with
reinvestment of distributions	1,408	11,101	1,883	15,533
	43,414	343,245	7,978	65,845
Shares repurchased	(601)	(4,784)	(18,882)	(155,916)
Net increase (decrease)	42,813	$338,461	(10,904)	$(90,071)

	SIX MONTHS ENDED 8/31/22		YEAR ENDED 2/28/22
Class R6	Shares	Amount	Shares	Amount
Shares sold	309,732	$2,489,219	590,627	$4,882,418
Shares issued in connection with
reinvestment of distributions	20,597	162,546	24,238	200,176
	330,329	2,651,765	614,865	5,082,594
Shares repurchased	(220,825)	(1,734,736)	(360,157)	(2,966,146)
Net increase	109,504	$917,029	254,708	$2,116,448

	SIX MONTHS ENDED 8/31/22		YEAR ENDED 2/28/22
Class Y	Shares	Amount	Shares	Amount
Shares sold	4,784,943	$38,364,552	17,296,599	$143,036,859
Shares issued in connection with
reinvestment of distributions	403,385	3,190,739	462,325	3,817,355
	5,188,328	41,555,291	17,758,924	146,854,214
Shares repurchased	(9,523,009)	(75,390,665)	(4,994,908)	(41,292,984)
Net increase (decrease)	(4,334,681)	$(33,835,374)	12,764,016	$105,561,230

50 Floating Rate Income Fund

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 2/28/22	cost	proceeds	income	of 8/31/22
Short-term investments
Putnam Short Term
Investment Fund*	$52,367,133	$99,188,235	$124,791,772	$135,626	$26,763,596
Total Short-term
investments	$52,367,133	$99,188,235	$124,791,772	$135,626	$26,763,596

* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest in higher-yielding, lower-rated bonds that may have a higher rate of default.

On July 27, 2017, the United Kingdom’s Financial Conduct Authority (“FCA”), which regulates LIBOR, announced its intention to cease compelling banks to provide the quotations needed to sustain LIBOR after 2021. ICE Benchmark Administration, the administrator of LIBOR, ceased publication of most LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of a majority of U.S. dollar LIBOR settings on a representative basis after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. LIBOR has historically been a common benchmark interest rate index used to make adjustments to variable-rate loans. It is used throughout global banking and financial industries to determine interest rates for a variety of financial instruments and borrowing arrangements. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. Various financial industry groups have been planning for the transition away from LIBOR, but there are obstacles to converting certain longer-term securities and transactions to new reference rates. Markets are developing slowly and questions around liquidity in these rates and how to appropriately adjust these rates to mitigate any economic value transfer at the time of transition remain a significant concern. Neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets that rely on LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of related transactions, such as hedges. While some LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology, not all may have such provisions and there may be significant uncertainty regarding the effectiveness of any such alternative methodologies. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur at any time.

Beginning in January 2020, global financial markets have experienced, and may continue to experience, significant volatility resulting from the spread of a virus known as Covid–19. The outbreak of Covid–19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand, and general market uncertainty. The effects of Covid–19 have adversely affected, and may continue to adversely affect, the global economy, the economies of certain nations, and individual issuers, all of which may negatively impact the fund’s performance.

Floating Rate Income Fund 51

Note 7: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 8: Unfunded loan commitments

As of the close of the reporting period, the fund had unfunded loan commitments of $421,434, which could be extended at the option of the borrower, pursuant to the following loan agreements with the following borrowers:

Borrower	Unfunded Commitments
athenahealth, Inc.	$289,855
Pediatric Associates Holding Co., LLC	131,579
Totals	$421,434

Note 9: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Centrally cleared credit default contracts (notional)	$10,300,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Payables, Net assets —
Credit contracts	Receivables	$—	Unrealized depreciation	$26,730*
Total		$—		$26,730

* Includes cumulative depreciation of centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not accounted for as
hedging instruments under ASC 815	Swaps	Total
Credit contracts	$(411,048)	$(411,048)
Total	$(411,048)	$(411,048)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not accounted for as
hedging instruments under ASC 815	Swaps	Total
Credit contracts	$350,254	$350,254
Total	$350,254	$350,254

52 Floating Rate Income Fund

Note 10: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Barclays Capital, Inc.
	(clearing broker)	Total
Assets:
Centrally cleared credit default contracts§	$—	$—
Total Assets	$—	$—
Liabilities:
Centrally cleared credit default contracts§	15,992	15,992
Total Liabilities	$15,992	$15,992
Total Financial and Derivative Net Assets	$(15,992)	$(15,992)
Total collateral received (pledged)†##	$—
Net amount	$(15,992)
Controlled collateral received (including
TBA commitments)**	$—	$—
Uncontrolled collateral received	$—	$—
Collateral (pledged) (including TBA commitments)**	$—	$—

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for centrally cleared swap contracts is represented in the table listed after the fund’s portfolio. Collateral pledged for initial margin on centrally cleared swap contracts, which is not included in the table above, amounted to $917,359.

Floating Rate Income Fund 53

Shareholder meeting results (Unaudited)

June 29, 2022 special meeting

At the meeting, each of the nominees for Trustees was elected, with all funds of the Trust voting together as a single class, as follows:

	Votes for	Votes withheld
Liaquat Ahamed	3,583,882,479	32,417,735
Barbara M. Baumann	3,584,377,892	31,922,322
Katinka Domotorffy	3,584,956,517	31,343,697
Catharine Bond Hill	3,586,682,827	29,617,387
Kenneth R. Leibler	3,569,431,371	46,868,843
Jennifer Williams Murphy	3,581,263,937	35,036,277
Marie Pillai	3,578,125,932	38,174,282
George Putnam, III	3,576,315,198	39,985,016
Robert L. Reynolds	3,579,411,077	36,889,137
Manoj P. Singh	3,582,573,738	33,726,476
Mona K. Sutphen	3,588,302,923	27,997,291

All tabulations are rounded to the nearest whole number.

54 Floating Rate Income Fund

Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, contact your financial advisor or call Putnam Investor Services at 1-800-225-1581. Please read the prospectus carefully before investing.

Blend	Income
Emerging Markets Equity Fund	Convertible Securities Fund
Focused Equity Fund	Diversified Income Trust
Focused International Equity Fund	Floating Rate Income Fund
International Capital Opportunities Fund	Global Income Trust
International Equity Fund	Government Money Market Fund*
Multi-Cap Core Fund	High Yield Fund
Research Fund	Income Fund
Money Market Fund†
Global Sector	Mortgage Opportunities Fund
Global Health Care Fund	Mortgage Securities Fund
Global Technology Fund	Short Duration Bond Fund
Ultra Short Duration Income Fund
Growth
Growth Opportunities Fund	Tax-free Income
Small Cap Growth Fund	Intermediate-Term Municipal Income Fund
Sustainable Future Fund	Short-Term Municipal Income Fund
Sustainable Leaders Fund	Strategic Intermediate Municipal Fund
Tax Exempt Income Fund
Value	Tax-Free High Yield Fund
International Value Fund
Large Cap Value Fund	State tax-free income funds:‡
Small Cap Value Fund	California, Massachusetts, Minnesota,
New Jersey, New York, Ohio, and Pennsylvania

Floating Rate Income Fund 55

Absolute Return	Asset Allocation (cont.)
Fixed Income Absolute Return Fund	Putnam Retirement Advantage Maturity Fund
Multi-Asset Absolute Return Fund	Putnam Retirement Advantage 2065 Fund
Putnam Retirement Advantage 2060 Fund
Putnam PanAgora§	Putnam Retirement Advantage 2055 Fund
Putnam PanAgora Risk Parity Fund	Putnam Retirement Advantage 2050 Fund
Putnam Retirement Advantage 2045 Fund
Asset Allocation	Putnam Retirement Advantage 2040 Fund
Dynamic Risk Allocation Fund	Putnam Retirement Advantage 2035 Fund
George Putnam Balanced Fund	Putnam Retirement Advantage 2030 Fund
Putnam Retirement Advantage 2025 Fund
Dynamic Asset Allocation Balanced Fund
Dynamic Asset Allocation Conservative Fund	RetirementReady® Maturity Fund
Dynamic Asset Allocation Growth Fund	RetirementReady® 2065 Fund
RetirementReady® 2060 Fund
RetirementReady® 2055 Fund
RetirementReady® 2050 Fund
RetirementReady® 2045 Fund
RetirementReady® 2040 Fund
RetirementReady® 2035 Fund
RetirementReady® 2030 Fund
RetirementReady® 2025 Fund

* You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

† You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

‡ Not available in all states.

§ Sub-advised by PanAgora Asset Management.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

56 Floating Rate Income Fund

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Richard T. Kircher
Putnam Investment	Kenneth R. Leibler, Chair	Vice President and
Management, LLC	Barbara M. Baumann, Vice Chair	BSA Compliance Officer
100 Federal Street	Liaquat Ahamed
Boston, MA 02110	Katinka Domotorffy	Martin Lemaire
	Catharine Bond Hill	Vice President and
Investment Sub-Advisor	Jennifer Williams Murphy	Derivatives Risk Manager
Putnam Investments Limited	Marie Pillai
16 St James’s Street	George Putnam, III	Susan G. Malloy
London, England SW1A 1ER	Robert L. Reynolds	Vice President and
	Manoj P. Singh	Assistant Treasurer
Marketing Services	Mona K. Sutphen
Putnam Retail Management		Alan G. McCormack
Limited Partnership	Officers	Vice President and
100 Federal Street	Robert L. Reynolds	Derivatives Risk Manager
Boston, MA 02110	President
Denere P. Poulack
Custodian	James F. Clark	Assistant Vice President,
State Street Bank	Vice President, Chief Compliance	Assistant Clerk, and
and Trust Company	Officer, and Chief Risk Officer	Assistant Treasurer

Legal Counsel	Nancy E. Florek	Janet C. Smith
Ropes & Gray LLP	Vice President, Director of	Vice President,
	Proxy Voting and Corporate	Principal Financial Officer,
	Governance, Assistant Clerk,	Principal Accounting Officer,
	and Assistant Treasurer	and Assistant Treasurer

	Michael J. Higgins	Stephen J. Tate
	Vice President, Treasurer,	Vice President and
	and Clerk	Chief Legal Officer

	Jonathan S. Horwitz	Mark C. Trenchard
	Executive Vice President,	Vice President
Principal Executive Officer,
and Compliance Liaison

This report is for the information of shareholders of Putnam Floating Rate Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Investment Companies:

Not Applicable

Item 13. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: October 28, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: October 28, 2022

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: October 28, 2022